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                            EXHIBIT 10.5 --AGREEMENT

         The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D/A, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date: April 21, 2004            ENCAP INVESTMENTS L.L.C.

                                By: EnCap Investments L.P.,
                                        its manager

                                By: EnCap Investments GP, L.L.C.,
                                        its general partner

                                By: /s/ D. Martin Phillips
                                    --------------------------------------
                                      D. Martin Phillips,
                                      Senior Managing Director

Date: April 21, 2004            ENCAP INVESTMENTS L.P.

                                By: EnCap Investments GP, L.L.C.,
                                        its general partner

                                By: /s/ D. Martin Phillips
                                    --------------------------------------
                                      D. Martin Phillips,
                                      Senior Managing Director

Date: April 21, 2004            ENCAP INVESTMENTS GP, L.L.C.

                                By: /s/ D. Martin Phillips
                                    --------------------------------------
                                      D. Martin Phillips,
                                      Senior Managing Director

Date: April 21, 2004            RNBD GP LLC

                                By: /s/ D. Martin Phillips
                                    --------------------------------------
                                      D. Martin Phillips,
                                      Senior Managing Director

Date:  April 21, 2004           /s/ David B. Miller
                                --------------------------------------
                                DAVID B. MILLER

Date: April 21, 2004            /s/ Gary R. Petersen
                                --------------------------------------
                                GARY R. PETERSEN

Date: April 21, 2004            /s/ D. Martin Phillips
                                --------------------------------------
                                D. MARTIN PHILLIPS

Date: April 21, 2004            /s/ Robert L. Zorich
                                --------------------------------------
                                ROBERT L. ZORICH